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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF

                       THE SECURITIES EXCHANGE ACT OF 1934

Date of Report  (Date of earliest event reported)         April 26, 2002
                                                 -------------------------------

                                quepasa.com, inc.
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               (Exact name of Registrant as specified in charter)

                                     Nevada
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                 (State or other jurisdiction of incorporation)

          0-25565                                       86-0879433
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  (Commission File Number)                    (IRS Employee Identification No.)


 7904 E. Chaparral Rd., Ste. A110,
          PMB 160                                          85250
       Scottsdale, AZ
-----------------------------------            --------------------------------
 (Address of principal executive                         (Zip Code)
            offices)

Registrant's telephone number, including area code: (602) 351-8320


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          (Former name or former address, if changed since last report)

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ITEM 5.  OTHER EVENTS.

         On April 26, 2002, the Registrant issued the press release attached hereto as Exhibit 99.1, which is incorporated herein by reference. The press release announces that the Registrant's shareholders elected two of its original co-founders, Jeffrey Peterson and Michael Silberman, in addition to Mark Kucher, Raymond Duch, and Brian Lu, to the Registrant's Board of Directors. The new directors were elected at the Registrant's annual shareholder meeting by the affirmative vote of 67% of the outstanding capital stock of the Registrant, with less than 3% of the outstanding capital stock voting against the election of the new directors. None of the Registrant's prior directors stood for re-election.

         Following the annual shareholder meeting, the newly elected Board of Directors elected Jeffrey Peterson as the Registrant's Chairman, Chief Executive Officer and Chief Financial Officer.

ITEM 7.  EXHIBITS.

              99.1     Press Release dated April 26, 2002.

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                                    SIGNATURE

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             quepasa.com, inc.
                               -------------------------------------------------
                                                (Registrant)

  Date: April 26, 2002           By:     /s/ Jeffrey S. Peterson
                                     -------------------------------------------
                                         Jeffrey S. Peterson
                                         Chairman and Chief Executive Officer